January 31, 1997






Signal Apparel Company, Inc.
Manufacturer's Road
Chattanooga, Tennessee

     Re:  THIRD INTERIM EXTENSION

Gentlemen:

     This will serve to modify the letter agreement

dated September 11, 1996 ("Second Interim Extension

Agreement") between Joan Vass Inc. ("Vass") and you

("Signal") pursuant to which the June 1, 1992 License

Agreement ("License Agreement") between Vass and

Signal, as extended by March 29, 1996 Interim Extension

Agreement ("First Interim Extension Agreement"), was

agreed to be extended further beyond its May 31, 1996

termination date, as follows:

     1.   Paragraph 2 of the First Interim Extension

Agreement is modified so that the Term of the License

Agreement shall be deemed extended to August 30, 1997

and shall be applicable to the Fall 1997 Collection

(the "Second Extended Collection").

     2.   Subparagraph a of Paragraph 2 of the First

Interim Extension Agreement is amended to provide for

the following payment obligations due on and after the

date hereof, in place of the payment obligations set

forth therein:

DATE OF PAYMENT               OBLIGATION TO BE PAID
No later than the due         Payment of third party
dates reflected on the        expenses (as determined
invoices                      and approved by Vass) for
                              Vass' Fall 1997 Fashion
                              Show to be held the first
                              week in April 1997, up to
                              a maximum of $70,000
                              ("Fashion Show
                              Expenses").  (Signal
                              hereby indemnifies Vass
                              from liability for non-
                              payment of such Fashion
                              Show Expenses.)

February 28, 1997             Payment of Royalty on Net
                              Sales of u.s.a. garments
                              in the month of January
                              1997

March 1, 1997                 Payment of the sum of
                              $62,500

March 30, 1997                Payments of Royalty on
                              Net Sales of u.s.a.
                              garments between December
                              1, 1996 and February 28,
                              1997 in excess of the
                              payments scheduled to be
                              made January 30, 1997 and
                              February 28, 1997

April 30, 1997                Payment of Royalty on Net
                              Sales of u.s.a. garments
                              in the month of March
                              1997

May 30, 1997                  Payment of Royalty on Net
                              Sales of u.s.a. garments
                              in the month of April
                              1997

June 1, 1997                  Payment of the sum of
                              $62,500

June 30, 1997                 Payment of Royalty on Net
                              Sales of u.s.a. garments
                              between March 1, 1997 and
                              May 30, 1997, in excess
                              of the payments scheduled
                              to be made April 30, 1997
                              and May 30, 1997

July 30, 1997                 Payment of Royalty on Net
                              Sales of u.s.a. garments
                              in the month of June 1997

August 30, 1997               Payment of Royalty on Net
                              Sales of u.s.a. garments
                              in the month of July 1997

September 30, 1997            Payment of Royalty on Net
                              Sales of u.s.a. garments
                              between June 1, 1997 and
                              August 30, 1997, in
                              excess of the payments
                              scheduled to be made
                              July 30, 1997 and
                              August 30, 1997

October 30, 1997              Payment of Royalty on Net
                              Sales during the
                              "Disposal Period" (as
                              defined in the License
                              Agreement) of u.s.a.
                              garments in the month of
                              September 1997

November 30, 1997             Payment of Royalty on Net
                              Sales during the Disposal
                              Period of u.s.a. garments
                              in the month of October
                              1997

December 30, 1997             Payment of Royalty on Net
                              Sales during the
                              "Disposal Period" of
                              u.s.a. garments between
                              September 1, 1997 and
                              November 30, 1997, in
                              excess of the payments
                              scheduled to be made
                              September 30, 1997 and
                              October 30, 1997


     3.   Paragraph 3 of the First Interim Extension

Agreement is hereby revised to read as follows:


          "3. The parties recognize that in order that prototypes of Joan Vass u.s.a. garments for the Second
Extended Collection be available to permit Signal to manufacture sales samples for selling in a timely fashion, it is necessary that Vass periodically work on the development of the Second Extended Collection prototypes at Signal's Heritage facility in Marion, South Carolina. Vass agrees to undertake the development of the prototypes subject to this letter agreement upon the following conditions:


               "a.  Signal acknowledges that Vass'
designs for the Second Extended Collection are and at all times shall be and remain the property of Vass.

               "b.  All prototypes, patterns and
specification sheets for garments for the Second
Extended Collection developed by Vass and Signal
(Heritage) shall at all times be and remain the property of Vass. Upon the termination of the License
Agreement, the same shall be delivered to Vass at its offices in New York within five (5) days of Vass' written demand therefore. Vass shall be responsible for the expense of shipping and shall have the option to credit Signal for such shipping expense and the direct expense of preparation of prototypes, patterns and specification sheets against the amounts due and to come due to it as Royalties under the License
Agreement, which direct expenses shall be the responsibility of Vass if the above option is exercised by Vass.

               "c.  The provisions of Section 4.5(a)
and (o) of the License Agreement shall not be applicable during the period covered by this Agreement except that Signal shall continue the program of cooperative advertising of u.s.a. garments for the Second Extended Collection customarily offered by it during the Term of the License Agreement to Signal customers.

               "d.  So long as Signal is in compliance
with the License Agreement and the terms of this letter agreement, Signal shall be entitled to offer for sale and accept any orders for the Fall 1997 Collection garments without further approval of Vass.

               "e.  Upon termination of the License
Agreement, (i) Vass shall have the option to purchase all samples manufactured by Signal for the Second
Extended Collection, at Signal's (Heritage's) direct cost; (ii) Vass shall have the option to purchase at Signal's (Heritage's) cost all inventoried yarns and other materials and accessories, allocated to u.s.a.
garments and (iii) Vass shall also have the option to assume any yarn contracts held by Signal (Heritage) allocated to u.s.a. garments.

          "Such options shall be exercised by Vass by written notice following the termination of the License
Agreement given within twenty (20) days after receipt of notice from Signal (Heritage) of the (a) inventory of samples available for Vass' purchase and Signal's
(Heritage's) cost, (b) inventory of yarn, other materials and accessories available for Vass' purchase and Signal's (Heritage's) cost and (c) a description of the yarn contracts held by Heritage which Vass may assume. Vass shall also have the option to make any payment required to be made by credit against the amounts due and to come due to it as Royalties under the License Agreement."

     4.   The first sentence of Paragraph 4 of the

First Interim Extension Agreement as modified to read

as follows:


          "The applicability of the provisions of
Section 9 of the License Agreement are conditioned upon timely compliance by Signal with the provisions of
Section 4.2 of the License Agreement governing the payment of Royalties during the Disposal Period."

     5.   The provisions of Paragraph 6 of the Second

Interim Extension Agreement shall continue in full

force and effect.

     6.   The terms and provisions of the License

Agreement as modified by the First Interim Extension

Agreement, the Second Interim Extension Agreement and

as further modified by the provisions of this Third

Interim Extension Agreement are hereby ratified,

affirmed and approved.


     Please signify your consent to and approval of the

foregoing by signing at the foot hereof.

                              Very truly yours,

                              JOAN VASS, INC.



                              By /s/ Joan Vass
                                 ---------------------
                                 Joan Vass, President

Consented to and Agreed

SIGNAL APPAREL COMPANY, INC.



By /s/ Robert J. Powell
   --------------------------
     Vice President